SECURITIES AND EXCHANGE COMMISSION


WASHINGTON, D.C. 20549


FORM 8-K


CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):
August 13, 2002

KENTUCKY ELECTRIC STEEL, INC.


(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)


        0-22416                             61-1244541
        -------                             ----------
(Commission File Number)      (I.R S. Employer Identification No.)



P.O. Box 3500, Ashland, Kentucky 41105-3500
(Address of principal executive offices) (zip code)

(606) 929-1222
(Registrant's telephone number, including area code)





ITEM 7.  Financial Statements and Exhibits

	(c)	Exhibits

		99.1	Certification by Chief Executive Officer of the
Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

		99.2	Certification by Chief Financial Officer of the
Registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.



ITEM 9.   Regulation FD Disclosure

	On August 13, 2002, the Registrant filed its Form 10-Q for the quarter ended June 29, 2002 with the Securities and Exchange Commission. Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the certifications of each of the Registrant's chief executive officer and chief financial officer accompanied the Form 10-Q. Copies of the certifications are being furnished as exhibits to this Form 8-K.

	The information contained in this Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities
Exchange Act of 1934 or otherwise subject to the liabilities of that Section.




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 13, 2002       	KENTUCKY ELECTRIC STEEL, INC.


					By:  /s/  William J. Jessie
     					Name:   William J. Jessie
					Title:  Vice President - Finance,
					Secretary, Treasurer and
					Chief Financial Officer




Exhibit Index

	Exhibit No. 		Document

	    99.1		Certification of Chief Executive Officer

	    99.2		Certification of Chief Financial Officer